UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 29, 2017

EXACTUS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55828	27-1085858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (804) 205-5036

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement

EMA Financial, LLC Promissory Note

On December 29, 2017, Exactus, Inc. (the "Company") entered into a Securities Purchase Agreement, dated as of December 21, 2017 (the "EMA Securities Purchase Agreement"), under which it agreed to sell a 12% convertible promissory note in an aggregate principal amount of $65,000.00 (the "EMA Note") to EMA Financial, LLC ("EMA"). The net proceeds of the sale of the EMA Note, after deducting the expenses payable by the Company, are expected to be $62,400.00

The EMA Note and the shares of the Company's common stock issuable upon conversion of the EMA Note have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"). The Company offered and sold the EMA Note to EMA in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The EMA Note is dated December 21, 2017 and provides the terms and conditions of the Company's obligations to EMA.  The EMA Note will bear interest at a rate of 12% per annum and will mature on December 21, 2018.

At any time after the 180th calendar day after the issue date of the EMA Note, EMA has the option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the EMA Note into shares of the Company's common stock at the EMA Conversion Price.  The "EMA Conversion Price" will be the lesser of (i) the closing sale price of the Company's common stock on the trading day immediately preceding the date of conversion and (ii) 60% of either the lowest sale price of the Company's common stock during the twenty-day trading period prior to the conversion, or the closing bid price, whichever is lower. The EMA Conversion Price is subject to further reduction upon certain events specified in the EMA Note.

The following are events of default under the EMA Note that may result in the EMA Note becoming immediately due and payable in an amount equal to the greater of (i) 150% of the outstanding balance of the EMA Note (including principal, accrued and unpaid interest and any additional amounts due under the terms of the EMA Note) plus default interest at a rate of 24% per annum or (ii) an amount equal to the highest number of shares of the Company's common stock into which the EMA Note could have been converted as of the date of the event default multiplied by the highest closing price for the Company's common stock during the period between the date of the event of default and the date of repayment:

•	the Company fails to pay the principal or interest due on the EMA Note, whether at maturity, upon acceleration or otherwise;
•
the Company fails to satisfy its obligations relating to the conversion of the EMA Note into shares of the Company's common stock, and the failure continues for a period of 5 business days (in which case the amount that may be immediately be due and payable would be 200% of the outstanding balance of the EMA Note (including principal, accrued and unpaid interest and any additional amounts due under the terms of the EMA Note) plus default interest at a rate of 24% per annum);

•
the Company breaches any material covenant or other material provision of the EMA Note or any related transaction document (including the EMA Securities Purchase Agreement), and the breach continues for a period of 3 days;

•
any representation or warranty of the Company made in the EMA Note or in any related transaction document (including the EMA Securities Purchase Agreement) is false or misleading in any material respect when made and such breach results in a material adverse effect on the rights of EMA with respect to the EMA Note;

•	the Company or any subsidiary of the Company makes an assignment for the benefit of creditors or applies for, or consents to, the appointment of a receiver or trustee;
•
any money judgment, writ or similar process is entered against the Company, any subsidiary of the Company, or any of its property or other assets for more than $50,000, and remains unvacated, unbonded or unstayed for a period of 20 days;

•	bankruptcy, insolvency, reorganization or liquidation proceedings or other similar proceedings, voluntary or involuntary, are instituted against the Company or any subsidiary of the Company;
•	the Company fails to maintain the listing or quotation of its common stock;
•
the Company fails to comply with the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") or the Company ceases to be subject to the reporting requirements of the Exchange Act;

•	the dissolution, liquidation, or winding up of the Company or any substantial portion of its business;
•	the Company ceases its operations or admits it is otherwise unable to pay its debts as they become due;
•	the Company fails to maintain material intellectual property rights, personal, real property or other assets which are necessary to conduct its business;
•
the Company restates any of the Company's financial statements for any period within the two years prior to the issue date of the EMA Note and such restatement results in a material adverse effect on the rights of EMA with respect to the EMA Note;

•	the Company effectuates a reverse split of its common stock without providing twenty 20 days' prior notice to EMA;
•	certain events relating to the Company replacing its transfer agent;
•
the Company breaches or defaults under any covenant or other term or other condition contained in any other agreement or instrument between the Company and, or for the benefit of, EMA or its affiliates;

•	the Company attempts to provide EMA with material non-public information regarding the Company; and
•
the Company loses the "bid" price on its common stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including OTC Pink, OTCQB or an equivalent replacement exchange).

The Company has the right to prepay the EMA Note at any time until the date that is 6 months following the issue date of the EMA Note, in an amount equal to 150% (or 135% if the Company prepays the EMA Note on or before the date that is 90 days after the issue date of the EMA Note) of the outstanding balance of the EMA Note (including principal and accrued and unpaid interest). The Company may not prepay the EMA Note after the date that is 6 months following the issue date of the EMA Note. In addition, the EMA Securities Purchase Agreement grants EMA the right to update the terms of the EMA Securities Purchase Agreement and the EMA Note to incorporate the terms of any future transaction document related to a security issuance by the Company to a third party that are more favorable to the third party than the terms of the EMA Securities Purchase Agreement and the EMA Note.

Any amounts due and payable to EMA under the terms of the EMA Note, including any payment on an event of default, default interest, or agreed upon liquidated damages may, at EMA's option, be converted into shares of common stock of the Company at the EMA Conversion Price.

Auctus Fund, LLC Promissory Note

On December 29, 2017, the Company entered into a Securities Purchase Agreement, dated as of December 26, 2017 (the "Auctus Securities Purchase Agreement"), under which it agreed to sell a 12% convertible promissory note in an aggregate principal amount of $125,000.00 (the "Auctus Note") to Auctus Fund, LLC ("Auctus"). The net proceeds of the sale of the Auctus Note, after deducting the expenses payable by the Company, are expected to be $112,250.

The Auctus Note and the shares of the Company's common stock issuable upon conversion of the Auctus Note have not been, and will not be, registered under the Securities Act. The Company offered and sold the Auctus Note to Auctus in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The Auctus Note is dated December 26, 2017 and provides the terms and conditions of the Company's obligations to Auctus.  The Auctus Note will bear interest at a rate of 12% per annum and will mature on September 26, 2018.

At any time after the 180th calendar day after the issue date of the Auctus Note, Auctus has the option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Auctus Note into shares of the Company's common stock at the Auctus Conversion Price.  The "Auctus Conversion Price" will be the lesser of (i) the lowest trading price of the Company's common stock during the twenty-five-day trading period prior to the issue date of the Auctus Note and (ii) 50% of the lowest trading price of the Company's common stock during the twenty-five-day trading period prior to the conversion. The Auctus Conversion Price is subject to further reduction upon certain events specified in the Auctus Note.

The following are events of default under the Auctus Note that may result in the Auctus Note becoming immediately due and payable in an amount equal to the greater of (i) 150% (or 200% in certain cases) of the outstanding balance of the Auctus Note (including principal, accrued and unpaid interest and any additional amounts due under the terms of the Auctus Note) plus default interest at a rate of 24% per annum or (ii) an amount equal to the highest number of shares of the Company's common stock into which the Auctus Note could have been converted as of the date of repayment multiplied by the highest closing price for the Company's common stock during the period between the date of the event of default and the date of repayment:

•	the Company fails to pay the principal or interest due on the Auctus Note, whether at maturity, upon acceleration or otherwise;
•	the Company fails to satisfy its obligations relating to the conversion of the Auctus Note into shares of the Company's common stock;

•	the Company fails to deliver the Transaction Expense Amount (as defined in the Auctus Securities Purchase Agreement) within 3 business days of the date such amount is due;
•
the Company breaches any material covenant or other material provision of the Auctus Note or any related transaction document (including the Auctus Securities Purchase Agreement), and the breach continues for a period of 10 days;

•
any representation or warranty of the Company made in the Auctus Note or in any related transaction document (including the Auctus Securities Purchase Agreement) is false or misleading in any material respect when made and such breach results in a material adverse effect on the rights of Auctus with respect to the Auctus Note;

•	the Company or any subsidiary of the Company makes an assignment for the benefit of creditors or applies for, or consents to, the appointment of a receiver or trustee;
•
any money judgment, writ or similar process is entered against the Company, any subsidiary of the Company, or any of its property or other assets for more than $50,000, and remains unvacated, unbonded or unstayed for a period of 20 days;

•	bankruptcy, insolvency, reorganization or liquidation proceedings or other similar proceedings, voluntary or involuntary, are instituted against the Company or any subsidiary of the Company;
•	the Company fails to maintain the listing or quotation of its common stock;
•	the Company fails to comply with the reporting requirements of the Exchange Act or the Company ceases to be subject to the reporting requirements of the Exchange Act;
•	the dissolution, liquidation, or winding up of the Company or any substantial portion of its business;
•	the Company ceases its operations or admits it is otherwise unable to pay its debts as they become due;
•	the Company fails to maintain material intellectual property rights, personal, real property or other assets which are necessary to conduct its business;

•
the Company restates any of the Company's financial statements for any period within the two years prior to the issue date of the Auctus Note and such restatement results in a material adverse effect on the rights of Auctus with respect to the Auctus Note;

•	the Company effectuates a reverse split of its common stock without providing twenty 20 days' prior notice to Auctus;
•	any cessation of trading of the Company's common stock on at least one principal trading market, and such cessation of trading continues for 5 consecutive trading days;
•	certain events relating to the Company replacing its transfer agent;
•	the Company breaches or defaults under any covenant or other term or other condition contained in any other financial instrument issued by the Company;
•
the Company loses the "bid" price on its common stock ($0.0001 on the "Ask" with zero market makers on the "Bid" per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange);

•	OTC Markets changes the Company's designation to "No Information" (Stop Sign), "Caveat Emptor" (Skull and Crossbones), or "OTC," "Other OTC" or "Grey Market" (Exclamation Mark Sign);
•	the Company attempts to provide Auctus with material non-public information regarding the Company; and

•
Auctus is unable to rely on Rule 144 under the Securities Act to resell the Company's common stock into which the Auctus Note may be converted at any time on or after the date that is 6 months after the issue date of the Auctus Note.

The Company has the right to prepay the Auctus Note at any time until the 180th calendar day after the issue date of the Auctus Note, in an amount equal to 150% (or 135% if the Company prepays the Auctus Note on or before the date that is 90 days after the issue date of the Auctus Note) of the outstanding balance of the Auctus Note (including principal and accrued and unpaid interest). The Company may not prepay the Auctus Note after the 180th calendar day after the issue date of the Auctus Note.  The Company will be subject to a liquidated damages charge of 25% of the outstanding principal amount of the Auctus Note if it effects certain exchange transactions in accordance with, based upon or related or pursuant to Section 3(a)(10) of the Securities Act.  In addition, the Auctus Note grants Auctus the right to update the terms of the Auctus Securities Purchase Agreement and the Auctus Note to incorporate the terms of any future transaction document related to a security issuance by the Company to a third party that are more favorable to the third party than the terms of the Auctus Securities Purchase Agreement and the Auctus Note.

Any amounts due and payable to Auctus under the terms of the Auctus Note, including any payment on an event of default, default interest, or agreed upon liquidated damages may, at the Auctus's option, be converted into shares of common stock of the Company at the Auctus Conversion Price.

The EMA Note, the Auctus Note and the underlying common stock issuable upon conversion of either the EMA Note or the Auctus Note have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The foregoing description of the EMA Securities Purchase Agreement, the EMA Note, the Auctus Securities Purchase Agreement and the Auctus Note is a summary and is qualified in its entirety by reference to the full EMA Securities Purchase Agreement, EMA Note, Auctus Securities Purchase Agreement and Auctus Note, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 29, 2017, the Company agreed to issue the $65,000 aggregate principal amount EMA Note in a private placement pursuant to an exemption from the registration requirements of the Securities Act.  On December 29, 2017, the Company agreed to issue the $125,000 aggregate principal amount Auctus Note in a private placement pursuant to an exemption from the registration requirements of the Securities Act.

The information provided in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On December 29, 2017, the Company agreed to sell the $65,000 aggregate principal amount EMA Note in a private placement pursuant to an exemption from the registration requirements of the Securities Act. The EMA Note will be convertible into shares of the Company's common stock at the EMA Conversion Price described above.  On December 29, 2017, the Company agreed to sell the $125,000 aggregate principal amount Auctus Note in a private placement pursuant to an exemption from the registration requirements of the Securities Act. The Auctus Note will be convertible into shares of the Company's common stock at the Auctus Conversion Price described above.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated December 29, 2017, between Exactus, Inc. and EMA Financial, LLC

10.2	12% Convertible Note, dated December 21, 2017, issued by Exactus, Inc. in favor of EMA Financial, LLC

10.3	Securities Purchase Agreement, dated December 29, 2017, between Exactus, Inc. and Auctus Fund, LLC

10.4	Convertible Promissory Note, dated December 26, 2017, issued by Exactus, Inc. in favor of Auctus Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exactus, Inc.

January 5, 2018	By:	/s/ Phillip J. Young
Phillip J. Young
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated December 29, 2017, between Exactus, Inc. and EMA Financial, LLC

10.2	12% Convertible Note, dated December 21, 2017, issued by Exactus, Inc. in favor of EMA Financial, LLC

10.3	Securities Purchase Agreement, dated December 29, 2017, between Exactus, Inc. and Auctus Fund, LLC

10.4	Convertible Promissory Note, dated December 26, 2017, issued by Exactus, Inc. in favor of Auctus Fund, LLC